Statements of Partners' Equity (Deficit) (USD $)	General Partners	Limited Partners	Total
Beginning Balance at Dec. 31, 2009	$ (77,826)	$ 2,751,889	$ 2,674,063
Net Income Allocation	8,273	819,075	827,348
Distributions	9,739	964,130	973,869
Ending Balance at Dec. 31, 2010	(79,292)	2,606,834	2,527,542
Net Income Allocation	8,224	814,199	822,423
Distributions	9,127	903,571	912,698
Ending Balance at Dec. 31, 2011	$ (80,195)	$ 2,517,462	$ 2,437,267